GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS
GENWORTH FINANCIAL CONTRA FUND
Supplement dated April 2, 2007 to the
Prospectus dated February 1, 2007

The section entitled “Account Policies - Pricing of Shares” has been amended as follows:

You pay no sales charges on initial or subsequent investments in the Fund. Your price for Fund shares is the Fund’s net asset value (“NAV”) per share, which is gen-erally calculated at the later of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) or the time for settlement of the Fund’s options and futures contracts, if any (typically 4:15 p.m. Eastern time), each day the Exchange is open for business. Your purchase order will be priced at the next NAV calculated after your order is received by the Fund. Your redemption request will be priced at the next NAV calculated after the Fund receives the request in proper form.

Options and futures contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded (typically 4:15 p.m. Eastern time). Stock index options will be valued at the mean between the bid and asked quotations, when the market closes at 4:15 p.m. Eastern time. The times referenced above are referred to as “Valuation Times.” The Fund values its securities and other holdings based on market quotations or, where market quotations are not readily available or are believed not to reflect market value, as reflected by exchanges, at Valuation Times, based on fair value as determined in good faith using consistently applied procedures established by the Fund’s Board. The effect of valuing Fund holdings at fair value may be that the price determined may be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect the investments’ value.

Some Fund securities may be listed on foreign exchanges that are open on days (such as Saturdays) when the Fund does not compute their prices. This could cause the value of the Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.

The fourth item in the “About the Investment Advisers” section has been amended as follows:

•	Monitoring the activities of the Fund’s sub-adviser and other vendors; and

The Back Cover has been amended as follows:

The SAI and annual/semi-annual reports are not available via the internet because the Trust does not maintain a website.

Fund Service Providers

Custodian:
U.S. Bank National Association
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Fund Accountant, Fund Administrator and Transfer Agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm:
KPMG LLP
777 East Wisconsin Avenue, Suite 1500
Milwaukee, WI 53202